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                          [ARTHUR ANDERSEN LLP]
                                                              Exhibit 23.1

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 19, 1996 incorporated by reference in Continental Homes Holding Corp.'s Form 10-K for the year ended May 31, 1996 and to all references to our firm included in this registration statement.

Phoenix, Arizona,

January 29, 1997.